U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):  November 15, 2002
                                                   -----------------



                          BENTLEYCAPITALCORP.COM, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         WASHINGTON              000-31883                91-2022700
     -----------------         ------------           -------------------
      (State or other           (Commission            (I.R.S. Employer
        jurisdiction            File Number)          Identification No.)
     of incorporation)


1150 MARINA VILLAGE PARKWAY, SUITE 103, ALAMEDA, CA                     94501
---------------------------------------------------                   ----------
     (Address of principal executive offices)                         (Zip Code)



Registrant's  telephone  number,  including  area  code:     (510)  865-6412
                                                             ---------------


                                5076 ANGUS DRIVE
                  VANCOUVER, BRITISH COLUMBIA, CANADA V6M 3M5
        ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K, and specifically in the items entitled "Changes in Control of Registrant," "Acquisition or Disposition of Assets" and "Financial Statements and Exhibits," or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.


ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

BentleyCapitalCorp.com, Inc. ("Bentley") entered into an Agreement and Plan of Reorganization, effective November 15, 2002, pursuant to which Proton Laboratories, LLC, a California limited liability company ("Proton") merged with and into VWO I Inc., a Washington corporation and wholly owned subsidiary of Bentley (the "Merger"). Bentley received confirmation on November 22, 2002 that the Merger had been filed with the Washington and California Secretaries of State. As a result of the Merger, Proton's sole owner, Edward Alexander, exchanged 100% of the outstanding units of Proton for 1,750,000 fully paid and nonassessable shares of Bentley common stock, par value $.0001 per share.

The Agreement and Plan of Reorganization was the second step of a single integrated plan on the part of Mr. Alexander to acquire control of Bentley. The first step occurred on June 3, 2002, when Mr. Alexander entered into a Stock Purchase Agreement with Michael Kirsh. Under the Stock Purchase Agreement, Mr. Alexander purchased 1,500,000 shares of common stock of Bentley from Mr. Kirsh and 250,000 shares of Bentley from a minority shareholder. The 1,750,000 shares Mr. Alexander acquired on June 3, 2002 were canceled as part of the Merger.

The composition of Bentley's board of directors changed in conjunction with the Merger. Michael Kirsh resigned as the sole member of the board of directors, and Edward Alexander, Dick Wullaert and Micael Ledwith were appointed to the board of directors. There were also changes at the officer level. Michael Kirsh resigned as the sole officer, Edward Alexander was appointed President and

Dick Wullaert was appointed Vice President and Chief Technical Officer. The following table summarizes these changes in the control of Bentley at the board of directors level and at the officer level.

New  Board  of  Directors  and  Officers
----------------------------------------

NAME              AGE                  POSITION
----------------  ---  -----------------------------------------
Edward Alexander   50  Director, President
Dick Wullaert      64  Director, Vice President, Chief Technical
                       Officer
Micael Ledwith     59  Director

As a result of the Merger, Mr. Alexander became the majority owner of the common stock of Bentley. The following table sets forth certain information concerning the number of shares of common stock owned beneficially as of November 15, 2002, by: (i) each person (including any group) known by Bentley to own more than five percent (5%) of any class of Bentley voting securities,
(ii) each of Bentley's directors, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

                                            SHARES BENEFICIALLY  PERCENTAGE OF SHARES
                  NAME                             OWNED          BENEFICIALLY OWNED
------------------------------------------  -------------------  ---------------------
Edward Alexander
1150 Marina Village Parkway, Suite 103
Alameda, CA 94501                                     1,750,000                  77.8%
------------------------------------------  -------------------  ---------------------
Dick Wullaert
340 Old Mill Rd. #2
Santa Barbara, CA 93110                                       0                     0%
------------------------------------------  -------------------  ---------------------
Micael Ledwith
6610 Churchill Rd. SE
Tenino, WA 98589                                              0                     0%
------------------------------------------  -------------------  ---------------------
Executive Officers & Directors as a Group
(3 persons)                                           1,750,000                  77.8%
------------------------------------------  -------------------  ---------------------

Bentley believes that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the SEC, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase Bentley's common stock. Other than the previously described changes in the shareholder base, directors and officers, Bentley is not aware of any arrangements that may result in a change in control.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Bentley's wholly-owned subsidiary, VWO I Inc., acquired Proton in the Merger, effective November 15, 2002. Proton's sole member, Edward Alexander, exchanged 100% of his units of Proton for 1,750,000 common shares of Bentley. VWO I Inc. changed its name to Proton Laboratorie-s, Inc. as part of the Merger. Bentley received confirmation on November 22, 2002, that the merger had been effected.

The consideration exchanged pursuant to the Merger Agreement was negotiated between Bentley and Proton. In evaluating Proton as a candidate for the proposed merger, Bentley used criteria such as the value of the assets of Proton, Proton's current business operations and anticipated operations, and its business name and reputation. Bentley determined that the consideration for the merger was reasonable.

Other than Mr. Alexander's acquisition of 1,750,000 shares prior to the Merger, there were no material relationships between Proton and Bentley/VWO I Inc. or any of their affiliates, directors, officers or any associates of such directors or officers.

Proton Laboratorie-s, Inc. intends to continue the business of Proton, which includes marketing systems that produce functional water, as more fully described below. Bentley intends to continue its vitamin distribution business through its Vitamineralherb.com license, as more fully described in its public filings with the Securities and Exchange Commission. Bentley believes that its vitamin products and the functional water produced by Proton Laboratorie-s, Inc.'s systems are complementary products that may be marketed and/or used in conjunction with one another at some point in the future.

GENERAL

Proton Laboratorie-s Inc. is a provider of systems that produce functional water (also called "electrolyzed water" or "functional electrolyzed water"). Functional water is water that has been restructured through the process of electrolysis. Electrolysis forces a separation to occur in the electrolytes that are present in the water molecules. Through the process of creating functional water, regular tap water can be restructured into two separate types of water. For instance, tap water can be restructured into one type of water that is alkaline in concentration and one type of water that is acidic in concentration.

Proton believes that water with these unique properties is desirable for a number of reasons:

     - Water with smaller clusters has a lower surface tension. With a lower surface tension, water may have improved hydrating, permeating and solubility properties. Collectively, these properties may enhance the overall effectiveness of water.

     - The separation of the alkaline and acidic properties found in water provides the water with functional abilities. For example, functional acidic water has disinfecting abilities to meet a wide array of disinfecting requirements that are in place in food processing procedures, and functional alkaline water makes an excellent drinking water due to improved hydration.

Although not yet recognized by the FDA, and studies regarding functional water are ongoing, functional water may have applications in a variety of industries, including agriculture, food processing, medicine and dentistry, dermatology, heavy industry, mining, environmental clean- up, product formulations and beverages.

Proton markets functional water systems to the residential and commercial markets. On the residential side, Proton markets functional water systems that are used to produce a health-beneficial alkaline-concentrated drinking water. On the commercial side, Proton markets commercial-grade systems that are used in applications ranging from food to hospital disinfection. Other applications include organic agriculture, product formulations and heavy industrial uses. Proton's goal is to take this technology and market it throughout North America.

Proton purchases the systems it currently markets from Matsushita Electric Corporation of America ("Matsushita") under a private brand name of Advanced H2O. Proton purchases the systems under an agreement between Advanced H2O, a private company formerly owned by Edward Alexander, and Matsushita. The agreement between Advanced H2O and Matsushita is in the process of being assigned to Proton. Proton expects the agreement to be assigned without complication. However, should Proton fail to obtain an assignment, it could lose access to its manufacturing source, which may interrupt its business operations, or prevent it from implementing its business plan.

In conjunction with the marketing of functional water systems from Matsushita, Proton intends to develop its own systems and to introduce a wide array of applications of functional water to a wide complement of industries.

Proton's business model envisions Proton as a:

     -    Supplier of technology for functional water applications;

     -    Supplier of hardware for functional water systems;

     - Provider of intellectual property for functional water systems under licensing agreements;

     - Supplier of consumer functional water products originating from functional water technology;

     -    Consultant to industries requiring and/or using functional water;

     - Facilitator between Japanese functional water manufacturers and industry; and

     - Educator of academia, government and industry on the benefits of functional water.

FUNCTIONAL  WATER

"Functional water" is a term that has been assigned to a new category of water. Functional water is water that is processed through an electrolytic ion separation or electrolysis process and has a wide array of functional properties due to its unique characteristics. Proton believes the uses for this type of water are far reaching, as new applications and uses for functional water are being identified on an ongoing basis. Functional water has applications in agriculture, food processing, hospitals, dental clinics, dermatological procedures, heavy industry, mining, environmental clean up, product formulations and beverages. Functional water systems are capable of producing the following types of functional water:

     -    Ionic-Structured Water

          Ionic-structured water is electrolyzed drinking water that is alkaline-concentrated and utilizes smaller molecular clusters than regular water for improved hydration and solubility. Ionic structured water is smooth to the palate.

     -    Electro-Structured Water

          Electro-structured water is water that is anti-microbial in nature and may be effective against virus, bacteria, fungus and spores. This water may have a wide array of disinfectant uses.

     -    Derma-Structured Water

          Derma-structured water is electrolyzed low pH water that has astringent and disinfecting properties and may have a wide array of cosmetic, dermatological and post-plastic surgery applications that may minimize infections and scarring and expedite healing.

FUNCTIONAL  WATER  RESEARCH

The  process  to  produce  functional  water  was developed by Scottish inventor
Michael Faraday in Boston, Massachusetts in 1834. In 1929, the value of electrolytic water separation to produce water with functional properties was realized in Japan. Japanese researchers have since taken this process, created a wide array of functional waters and have introduced this technology to food processing, hospital disinfection, wound care, organic agriculture and food safety.

During the past four years, functional water applications have been studied by universities in the U.S. and Canada. For example, in a University of Georgia study published in the Journal of Food Protection in 1999 entitled "Inactivation of Escherichia coli O157:H7 and Listeria monocytogenes on Plastic Kitchen Cutting Boards by Electrolyzed Oxidizing Water," the immersion of plastic kitchen cutting boards in electrolyzed oxidizing water was found to be an effective method for inactivating foodborne pathogens such as E. coli. Other studies at the University of Georgia have looked at the efficacy of electrolyzed oxidizing water for inactiving E. coli, Salmonella and Listeria and have determined that such water may be a useful disinfectant. A University of Georgia study entitled "Antimicrobial effect of electolyzed water for inactivating Campylobacter jejuni during poultry washing" demonstrated that electrolyzed water was effective not only in reducing the populations of C. jejuni on chicken, but also may prevent cross-contamination of processing environments.

FUNCTIONAL  WATER  SYSTEMS

Proton markets residential and commercial systems that produce functional water.

     RESIDENTIAL  SYSTEMS

The residential, counter-top functional water systems produce water that scientists believe contains more wellness and health-beneficial properties than regular tap water. See Electrolyzed-Reduced Water Scavenges Active Oxygen
Species and Protects DNA from Oxidative Damage, Biochemical and Biophysical Research Communications, Vol. 234, No. 1, pp. 269-274 (1997); Hanaoka, K., Antioxidant Effects Of Reduced Water Produced By Electrolysis Of Sodium Chloride Solutions, 31 Journal of Applied Electrochemistry 1307-1313 (2001). Generally, the counter-top system sits next to the kitchen faucet, and through the use of a diverter, allows tap water to be routed through the system. The water is then processed through a charcoal filter where chlorine and sediments are removed. The filtered water then proceeds to the electrolysis chamber that is made up of electrodes and membranes. A positive and negative electrical charge is passed through the electrodes. The minerals that are found in the filtered water are attracted to opposite electrodes. For example, the alkaline minerals (minerals with positive (+) properties, made up of calcium, magnesium, sodium, manganese, iron and potassium) are attracted to the negatively charged (-) electrode. The acidic minerals (minerals with negative (-) properties made up of nitric, sulfuric and chlorine) are attracted to the positively-charged (+) electrode. Through this mineral separation process, two separate types of water are formed
- one type of alkaline-concentrated minerals, and a second type of acidic-concentrated minerals. Each type of water is held in a separate chamber. The alkaline-concentrated water may be consumed for drinking and cooking purposes, while the acidic-concentrated water may be used in a topical, astringent medium.

     COMMERCIAL  SYSTEMS

Proton is also readying itself to market commercial systems to the food processing, medical and agricultural industries. The systems it intends to sell to the food processing industry include (1) a hand disinfectant system for proper hand washing and (2) an anti-microbial water production system for general sterilization and disinfectant needs. Proton also intends to cater these systems to the medical industry's specific needs. In the agricultural industry, Proton intends to sell systems to organic growers who can use functional water to replace the use of pesticides, fungicides, herbicides and chemical fertilizers.

The commercial systems generally produce one gallon per minute of electrolyzed alkaline and acidic waters. For the food processing industry, the alkaline water may be used as an effective medium for removing pesticides from agricultural products, while the acidic water may be used as an effective anti-microbial water. For the hospital industry, the alkaline water may be used as an effective medium in removing protein buildup from surfaces, while the acidic water may be used as an effective anti-microbial water. For the organic agricultural industry, the alkaline water may be used for plant growth and as a solid nutrient, while the acidic water may be used in place of fungicides, pesticides, herbicides and sporicides.

BUSINESS  STRATEGY

Proton believes that its key to success will be its ability to:

     - Create a strong revenue basis through the sale of residential systems. These sales may be made through independent distributors, network marketing, infomercials, mail order, retail sales and direct sales generated through word-of-mouth referrals.

     - Create a strong revenue basis through the sale of disinfectant systems to the food processing industry.

     - Create a strong revenue basis through licensing agreements based upon a wide array of applications for functional water that will be targeted to specific industries. For example, electrolyzed water may be used in the beverage industry to extract flavors from their natural sources, such as extracting tea from tea leaves for use in bottled iced tea. Electrolyzed water may also be used in the formulation of nutraceutical-type dietary supplement products in the health-food and dietary supplement industries.

     - Continue the development of functional water applications for industries that are currently dependent upon chemicals as a processing medium.

In addition to the food processing, medical and agricultural markets targeted by Proton, Proton intends to pursue other elements that will further its business through new subsidiaries. Proton intends to create a new subsidiary to develop market-driven applications for functional water, provide the science to these applications, publish the developments in scientific and industrial circulars and perform consulting functions to industries that will benefit from functional water. Proton may create another subsidiary that may hire a leading engineer from Japan to design, engineer and assemble prototype functional water systems that are built for specific industrial needs. Proton hopes that by performing these functions within the Company, it will have all of the necessary tools to become a leading provider of functional water technology to the market place.

GOVERNMENT  REGULATIONS

Proton's functional water systems are or may be subject to regulation by a variety of federal, state and local agencies, including the Consumer Product Safety Commission and the FDA under the FDC Act. The government regulations to which it is subject vary depending on the types of systems Proton develops and markets. As Proton begins to market a broader variety of functional water systems, it may become subject to regulation by additional agencies.

Some of Proton's systems, such as its hand disinfectant water unit may be subject to pre-market approval by the FDA under Title 21 of the Code of Federal Regulations. Proton expects the approval process to take approximately 30 - 60 days.

Prior to submitting the hand disinfectant water unit to the FDA, however, Proton intends to contract with a company familiar with a modern food safety system known as Hazard Analysis and Critical Control Point ("HACCP"). HACCP is a food safety system that focuses on identifying and preventing hazards that could cause food-borne illnesses. Proton believes that complying with HACCP may assist Proton in getting FDA approval, since the FDA generally encourages retailers to apply HACCP-based food safety principles, along with other recommended practices.

There can be no assurance that new laws, rules, regulations or policies that may have an adverse effect on Proton's operations will not be enacted or promulgated at a future date.

MARKETING  AND  DISTRIBUTION

During the next 12 to 18 months, Proton intends to devote resources to developing systems for the following markets:

     - Hand disinfection needs for the food processing, fast food, medical, dental, personal care and general health care industries.

     -    Residential,  counter-top  electrolysis  systems.

     HAND  DISINFECTION

After Proton obtains any necessary FDA approvals for the hand disinfection system, it plans to introduce the device and what Proton believes to be its operational simplicity, user-friendliness, high efficacy and affordability, through industrial circulars where hand disinfection is of a primary concern.

Proton also intends to work with a leasing company to lease the hand disinfectant system to the fast food industry. A large part of Proton's marketing efforts will be geared towards educating its target markets about functional water. Proton plans to write and publish articles through industrial media, disinfection forums, trade shows and documentary-type films that may be aired through CNN, PBS and Voice of America introducing a new and novel method for hand disinfection. Proton intends to handle all inquiries through a toll-free number.

Proton plans to hire a documentary video organization that provides the above-mentioned media with documentary-type footage. Proton plans to work with this organization in the preparation of documentary videos that will be used to educate the public on the technology, processes and applications that are marketed by the company. Proton intends for the videotapes to cover the following subjects:

     -    Use of functional electrolyzed water for food safety

     - Use of functional electrolyzed water for effective disinfection in hospitals and clinical settings

     -    Use of functional electrolyzed water for organic agriculture

     -    Use of functional electrolyzed water as a wellness medium.

     RESIDENTIAL COUNTER TOP UNITS

The first step towards the marketing and distribution of residential counter-top units is to develop a national product distribution program through network marketing, mail order catalogs sales, infomercials, expanded independent distributor channels and word of mouth sales. Since Proton understands that the demographics in these mediums is predominately composed of females in the age groups of 35-60, Proton intends to develop a female-oriented product marketing campaign.

The second step in the marketing and distribution of residential counter-top units is to introduce a simplified, lower price point system that will be introduced through medium-level retail outlets under a series of private labels.

     COMMERCIAL  SYSTEMS

In addition to marketing the residential counter top systems, Proton plans to further develop its marketing plan for commercial systems. Proton may enter into agreements with companies to act as distributors of Proton's systems. Proton may also grant exclusive rights to companies to use Proton's systems in specific industries for specific applications in exchange for royalties.

COMPETITION

Proton's competitors include several entry-level importers of systems from Japan and Korea. Proton believes it has several distinctive advantages over other entry-level distributors.

     - Proton and its core members of scientists, business people and advisers are individuals who have helped pioneer the understanding, documentation, representation and structuring of the technology and its relevance to the U.S. during the past nine-year period through various companies and organizations. This group is one of the leaders the U.S. in the understanding and representation of functional water.

     - Proton has been able to create a strong platform of specialists to advance this technology in the U.S., which would be difficult for others to replicate due to the high level of focused commitment and dedication that is shown from this group.

     - The core members of Proton have close working relationships with their Japanese counterparts which have been developed and nurtured over the past nine-year period. These members are highly respected within the Japanese electrolysis community and attend annual conferences as invited speakers.

     - Proton has excellent working relationships with the Japanese manufacturers and is often relied upon to provide international perspectives to be used in the refinement of their scientific, design and engineering thought processes to create products that will be accepted on a global basis.

     - Proton, with its knowledge, experience and foresight into the electrolyzed water industry, is positioned to branch out on its own without reliance on Japanese manufacturing, if necessary.

     - Proton has strategically positioned itself as the "turn to" organization for technology, hardware and informational support by the public.

Although the majority of potential competitors to Proton's business are small resellers, the one significant competitor that Proton will be facing is Hoshizaki U.S.A. Hoshizaki U.S.A. is an established, U.S.-based, Japanese company that has a substantial market presence in the areas of, and whose primary business is, refrigeration and icemakers. Proton expects that it will face additional competition from new market entrants and current competitors as they expand their business models, but Proton does not believe that any real strong competitors are imminent for the foreseeable 3 to 4 year period, other than the Hoshizaki company.

To be competitive, Proton must assemble a strategic marketing and sales infrastructure. Proton's success will be dependent on its ability to become a formidable marketing and sales entity based upon the technology it currently has and its ability to aggressively introduce this technology and its far-reaching benefits through documentary videos and other methods of aggressive public relations campaigns.

INTELLECTUAL  PROPERTY

Proton plans to file patent applications for various functional water applications or license their use from the patent holders. There can be no assurance that Proton's future intellectual property rights, if any, will not be challenged, invalidated or circumvented, or that any rights granted under Proton's intellectual property will provide competitive advantages to the company. In addition, there can be no assurance that claims allowed on any future patents would be sufficiently broad to protect Proton's products.

PROPERTIES

Proton leases its primary office, located at 1150 Marina Village Parkway, Suite 103, Alameda, CA 94501, in addition to storage space, of approximately 1000 square feet, on a tri-annual basis at a minimum monthly lease payment of $1,554, which will increase by 4% annually until May 2005. Additionally, under the lease, Proton is required to pay a percentage of the property taxes and maintenance expenses. Proton does not anticipate, in the near future, that it will require significant facilities over and above those that are currently leased or available.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Since inception, Manning Elliott, Chartered Accountants, Vancouver, British Columbia, has served as Bentley's principal accountant. Until the change in control of Bentley disclosed herein and in its Form 8-K filed August 2, 2002, Bentley's principal operations were in Vancouver, British Columbia, Canada. As a result of the change in control of the Company and the merger of Proton into Bentley's wholly-owned subsidiary, the Company's principal operations have moved to California, and Bentley's management has determined that it is no longer appropriate to use a Canadian accountant. On October 9, 2002, Bentley's Board of Directors approved a change of accountants, to be effective as of the date of the Merger. Effective November 15, 2002, Bentley dismissed Manning Elliott and engaged Hansen, Barnett & Maxwell of Salt Lake City, Utah, as its independent public accountants to audit its financial statements.

Manning Elliott's report on the financial statements for the fiscal years ended December 31, 2000 and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. Bentley believes, and has been advised by Manning Elliott that it concurs with such belief, that for the fiscal years ended December 31, 2001 and December 31, 2000, and in the subsequent periods through the date of dismissal, Bentley and Manning Elliott did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Manning Elliott would have caused it to make reference in connection with its report on Bentley's financial statements to the subject matter of the disagreement.

Bentley has requested that Manning Elliott furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether Manning Elliott agrees with the above statements. This letter accompanies this Form 8-K as Exhibit 16.1.

ITEM  5.  OTHER EVENTS

Stock Dividend. On October 9, 2002, the Company's Board of Directors approved a dividend distribution to its shareholders on a five-for-one basis of the Company's outstanding shares of common stock. The stock dividend entitles each shareholder of record at the close of business on November 16, 2002 to receive five additional shares of common stock for each share owned.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The financial statements required by Regulation S-B Item 310(c) will be filed by subsequent amendment.

     (b)     Pro  Forma  Financial  Information.

The pro forma financial information required by Regulation S-B, Item 310(d) will be filed by subsequent amendment.

     (c)     Exhibits.

Exhibit  Number    Description
---------------    -----------
2.1                Agreement and Plan of Reorganization dated July 25, 2002
4.1*               Specimen  Stock  Certificate
16.1               Letter  of  Manning  Elliott
99.1               Press  release  dated  November  25,  2002

*Incorporated by reference from the Form SB-2 filed by BentleyCapitalCorp.com Inc. on March 31, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENTLEYCAPITALCORP.COM  INC.


By:    /s/                                    Date:           11/25/02
   -------------------------------                 ----------------------------
Name:  Edward  Alexander
Title: President

                                  EXHIBIT INDEX

Exhibit  Number    Description
---------------    -----------
2.1                Agreement and  Plan  of  Reorganization  dated  July 25, 2002
4.1*               Specimen  Stock  Certificate
16.1               Letter  of  Manning  Elliott
99.1               Press  release  dated  November  25,  2002

*Incorporated by reference from the Form SB-2 filed by BentleyCapitalCorp.com Inc. on March 31, 2000.